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Gateway Fund
Average Annual Total Returns
As of January 31, 2007

One Year 10.05%
Five Years 5.77%
Ten Years 6.71%
From January 1, 1988 9.12%

Average Annual Total Returns
As of December 31, 2006

One Year 10.14%
Five Years 5.54%
Ten Years 6.73%
From January 1, 1988 9.08%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	FEBRUARY 5, 2007
SUBJECT:	GATEWAY FUND — NEW YEAR, SIMILAR RESULTS

•	STEADY EQUITY MARKET GROWTH AND OPTION CASH FLOW EARNS GATEWAY FUND SHAREHOLDERS 1.44% IN JANUARY

•	THE S&P 500 INDEX EXTENDS ITS 2006 PERFORMANCE WITH A RETURN OF 1.51% IN JANUARY

•	THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX EARNS 0.04% IN JANUARY AS BOND INVESTORS RETRENCH ON FEARS OF INFLATIONARY PRESSURES

•	VISIT US ON THE WEB AT www.gatewayfund.com

	MONTH OF JANUARY 2007	TRAILING 12-MONTHS AS OF 1/31/07
GATEWAY FUND	1.44%	10.05%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.04%	4.14%
S&P 500 Index	1.51%	14.51%

MONTH OF JANUARY 2007

The steady rise of the S&P 500 Index during the month allowed the Gateway Fund to benefit from nearly all of the cash flow from option premiums available on its common stock portfolio. For the month of January, the Fund earned 1.44%.

•
As reported in The Wall Street Journal on February 1, the U. S. economy expanded at a robust 3.5% in the fourth quarter of 2006, with consumer spending advancing by a healthy 4.4%. This economic strength encouraged equity investors as the S&P 500 Index delivered a total return of 1.51% for the month. The “January Indicator” thus flashed a positive signal for S&P 500 Index performance for 2007.

•
Bond investors viewed the continued economic strength with a jaundiced eye. As intermediate-bond prices fell slightly, the total return for the Lehman Brothers U. S. Intermediate Government/Credit Bond Index was only 0.04% for the month. Despite a sharp reduction in the price of oil, a tight labor market and advancing wage pressures sounded a cautionary note to bond investors. At its regularly scheduled meeting on January 31, the Federal Open Market Committee again reaffirmed the federal funds rate at 5.25%, its fifth consecutive affirmation of this interest rate.

•
As of January 31, 2007, the Fund was fully hedged with index call options at an average strike price between 1.5% and 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10.0% out-of-the-money.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND — NEW YEAR, SIMILAR RESULTS
DATE:	FEBRUARY 5, 2007
PAGE:	TWO

•
In the near-term, robust economic conditions have offset the negative influences of unsettled geopolitical events. Although option premiums have reflected generally low levels of market volatility, option contracts of greater than one-month duration have exhibited moderately better premium availability than shorter-duration contracts. In recent months, the Fund has positioned itself to exploit this pricing trend.

TRAILING TWELVE MONTHS

January was a continuation of performance similar to that which Gateway Fund investors experienced in 2006. For the twelve months ended January 31, 2007, the Gateway Fund delivered a total return of 10.05%. The Fund’s enhanced dividend yield (now being distributed quarterly) augmented lower-than-historic average cash flow available from index option hedging transactions. Hedging transactions have helped keep Fund volatility well below its own historical averages and well below even the reduced level of S&P 500 volatility.

•
The economy has continued to defy the pundits who had confidently predicted its decline. Even with the slump in the housing market and the historical spike in oil prices to $77 per barrel in July 2006, employment, exports and overall economic activity have shown robust growth. Stock investors have reflected optimism as the S&P 500 Index advanced 14.51% in the last twelve months.

•
Bond investors approved of the recent drop in oil prices and its anticipated effect on slowing inflation. But underlying economic strength and increasing wage pressures signaled caution. Overall, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a total return of 4.14% for the twelve-month period.

RISK/RETURN COMPARISON
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
February 1, 2006 to January 31, 2007
Return	10.05%	4.14%	14.51%
Risk *	2.28%	1.97%	5.44%
January 1, 1988 to January 31, 2007
Return	9.12%	6.99%	12.16%
Risk *	5.91%	3.27%	13.67%
* annualized standard deviation of monthly total returns

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND — NEW YEAR, SIMILAR RESULTS
DATE:	FEBRUARY 5, 2007
PAGE:	THREE

THE BENEFITS OF CONSISTENT CASH FLOW

As the most recent bear market fades in investors’ collective memories, the focus may shift to the opportunities afforded by an advancing economy. The devastating market impact of a loss of financial confidence may be all too easily forgotten. Gateway’s hedged approach continues to deliver a healthy blend of capital appreciation in advancing markets and the mitigation of losses in down markets — a favorable balance of risk and reward for invested capital. The ability to reduce the impact of financial market surprises can lessen investors’ emotions that often lead to bad decisions in times of economic stress. As such, Gateway can serve as a core asset in a wide variety of investment portfolios and market environments.

AVERAGE ANNUAL TOTAL RETURNS as of January 31, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	10.05%	4.14%	14.51%
Three Years	7.60%	2.68%	10.30%
Five Years	5.77%	4.43%	6.82%
Ten Years	6.71%	5.77%	7.92%
Since 1/1/88	9.12%	6.99%	12.16%

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2006
Gateway Fund
One Year	10.14%
Three Years	7.23%
Five Years	5.54%
Ten Years	6.73%
Since 1/1/88	9.08%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND — NEW YEAR, SIMILAR RESULTS
DATE:	FEBRUARY 5, 2007
PAGE:	FOUR

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441